SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	June 29, 2007

TO:	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Cap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 27, 2007

Effective Date:	June 25, 2011

Termination Date:	May 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	June 29, 2007, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:
USD 130,000; Lehman Brothers Holdings Inc. (on behalf of Party B) shall pay to Party A the Fixed Amount on or prior to June 29, 2007. This Upfront Payment is included in the net amount of USD 1,258,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) by Party A under confirmation Ref. No. 1618405 between Party A and Party B of even date herewith.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2011 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Cap Rate:	With respect to each Calculation Period, as set out in Schedule A attached hereto.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184 ABA# 021000021
	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-12N, Group 2 Interest Rate Cap Account Attn: J. Byrnes

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 1618505
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Cap Rate
6/25/2011	7/25/2011	77,854,213.00	6.75%
7/25/2011	8/25/2011	75,247,015.00	6.75%
8/25/2011	9/25/2011	72,673,417.00	6.75%
9/25/2011	10/25/2011	70,127,266.00	6.75%
10/25/2011	11/25/2011	67,655,347.00	6.75%
11/25/2011	12/25/2011	65,269,854.00	6.75%
12/25/2011	1/25/2012	62,968,318.00	6.75%
1/25/2012	2/25/2012	60,747,937.00	6.75%
2/25/2012	3/25/2012	58,605,852.00	6.75%
3/25/2012	4/25/2012	56,539,300.00	6.75%
4/25/2012	5/25/2012	54,545,619.00	6.75%

SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	June 29, 2007

TO:	Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.The Cap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 27, 2007

Effective Date:	May 25, 2010

Termination Date:	April 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	June 29, 2007, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amount:
USD 113,000; Lehman Brothers Holdings Inc. (on behalf of Party B) shall pay to Party A the Fixed Amount on or prior to June 29, 2007. This Upfront Payment is included in the net amount of USD 617,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) by Party A under confirmation Ref. No. 1618458 between Party A and Party B of even date herewith.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on June 25, 2010 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Cap Rate:	With respect to each Calculation Period, as set out in Schedule A attached hereto.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184 ABA# 021000021
	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-12N, Group 3 Interest Rate Cap Account Attn: J. Byrnes

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 1618506
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Cap Rate
5/25/2010	6/25/2010	34,394,767.00	6.75%
6/25/2010	7/25/2010	33,388,039.00	6.75%
7/25/2010	8/25/2010	32,410,252.00	6.75%
8/25/2010	9/25/2010	31,461,101.00	6.75%
9/25/2010	10/25/2010	30,539,746.00	6.75%
10/25/2010	11/25/2010	29,645,373.00	6.75%
11/25/2010	12/25/2010	28,777,193.00	6.75%
12/25/2010	1/25/2011	27,934,438.00	6.75%
1/25/2011	2/25/2011	27,116,363.00	6.75%
2/25/2011	3/25/2011	26,322,246.00	6.75%
3/25/2011	4/25/2011	25,551,385.00	6.75%
4/25/2011	5/25/2011	24,803,099.00	6.75%
5/25/2011	6/25/2011	24,076,727.00	6.75%
6/25/2011	7/25/2011	23,371,627.00	6.75%
7/25/2011	8/25/2011	22,687,177.00	6.75%
8/25/2011	9/25/2011	22,022,771.00	6.75%
9/25/2011	10/25/2011	21,377,822.00	6.75%
10/25/2011	11/25/2011	49,182,826.00	6.75%
11/25/2011	12/25/2011	47,742,481.00	6.75%
12/25/2011	1/25/2012	46,344,317.00	6.75%
1/25/2012	2/25/2012	44,987,099.00	6.75%
2/25/2012	3/25/2012	43,669,628.00	6.75%
3/25/2012	4/25/2012	42,390,740.00	6.75%